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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

              Date of Earliest Event Reported:  August 8, 1997


                               APACHE CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-4300                                           41-0747868
(Commission File Number)                    (I.R.S. Employer Identification No.)

                        One Post Oak Central, Suite 100
                            2000 Post Oak Boulevard
                           Houston, Texas  77056-4400
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (713) 296-6000
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ITEM 5.  OTHER EVENTS.

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-12669) filed by Apache Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on October 18, 1996, covering the Registrant's senior debt securities (the "Debt Securities") for delayed or continuous offering to the public pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $300 million. Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof. Debt Securities are issuable under an indenture, dated as of February 15, 1996 and supplemented as of November 5, 1996 (the "Indenture"), between the Registrant and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee.

         Pursuant to a Terms Agreement dated August 8, 1997 and an
Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and between the Registrant and Goldman, Sachs & Co., Chase Securities Inc., Lehman Brothers Inc., and UBS Securities LLC (the "Underwriters"), the Registrant will issue to the Underwriters, for offering to the public, $150,000,000 principal amount of the Registrant's 7.375% Debentures due 2047 (the "Debentures") under the Indenture.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.


        Exhibits
        --------

        1.1 Underwriting Agreement, dated August 8, 1997, between the Underwriters and the Registrant.

        4.1              Form of 7.375% Debentures due 2047.

        8.1 Opinion, dated August 8, 1997, of Woodard, Hall & Primm, P.C. as to certain United States federal income tax matters.

        10.1 Apache Corporation 401(k) Savings Plan, dated August 1, 1997, effective January 1, 1997.

        12.1             Statement of Computation of Ratios of Earnings to
                         Fixed Charges

        23.1             Consent of Woodard, Hall & Primm, P.C. (included in
                         Exhibit 8.1).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 1997

                                             APACHE CORPORATION
                                                (Registrant)


                                   By: /s/  Z. S. KOBIASHVILI
                                      ------------------------------------------
                                       Name:  Z. S. Kobiashvili
                                       Title: Vice President and General Counsel




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                                 EXHIBIT INDEX


      Exhibits
      --------

        1.1 Underwriting Agreement, dated August 8, 1997, between the Underwriters and the Registrant.

        4.1              Form of 7.375% Debentures due 2047.

        8.1 Opinion, dated August 8, 1997, of Woodard, Hall & Primm, P.C. as to certain United States federal income tax matters.

        10.1 Apache Corporation 401(k) Savings Plan, dated August 1, 1997, effective January 1, 1997.

        12.1             Statement of Computation of Ratios of Earnings to
                         Fixed Charges

        23.1             Consent of Woodard, Hall & Primm, P.C. (included in
                         Exhibit 8.1).